Loss per share	12 Months Ended
Dec. 31, 2025
Loss per share
Loss per share

13.Loss per share

Basic and diluted loss per share were calculated as the ratio of net profit or loss attributable to the shareholders of the Company by the weighted average number of outstanding shares (basic and diluted) of the Company.

Basic and diluted net loss per share attributable to ordinary shares for the three years ended December 31, 2025 are calculated as follows (in thousands, except share and per share amounts):

	For the years ended December 31,
(Euro thousands)	2025	2024	2023
Loss from continuing operations attributable to ordinary shares	(226,512)	(164,966)	(128,359)
Loss from discontinued operations attributable to ordinary shares	(11,982)	(289)	(954)
Net loss attributable to ordinary shares	(238,494)	(165,255)	(129,313)
Weighted-average shares outstanding-basic and diluted (thousand shares)	117,128	117,320	131,625
Net loss per share:
From continuing operations	(1.93)	(1.41)	(0.98)
From discontinued operations	(0.11)	*	*
Total basic and diluted (in Euro)	(2.04)	(1.41)	(0.98)

*Between €(0.01) and 0.

As the Group incurred net losses for the three years ended December 31, 2025, basic loss per share was the same as diluted loss per share.

In the calculation of diluted earnings per shares, the warrants have been excluded as the average market price of ordinary shares during the period was lower than the exercise price of the warrants.

The following potentially dilutive outstanding securities were excluded from the computation of diluted loss per ordinary share because their effects would have been antidilutive for the three years ended December 31, 2025 or issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period:

	At December 31,
(Thousand shares)	2025	2024	2023
Warrants	31,980	31,980	31,980
Treasury shares	8,651	65,405	65,405
Total outstanding shares of potentially dilutive securities	40,631	97,385	97,385